ACQUISITION AND DISPOSITIONS	6 Months Ended
Jun. 30, 2015
ACQUISITION AND DISPOSITIONS
ACQUISITION AND DISPOSITIONS

4.ACQUISITION AND DISPOSITIONS

ACQUISITION

Magic Valley and Wildcat Wind Farms

Subsequent to the December 31, 2014 acquisition of an 80% controlling interest in Magic Valley and Wildcat wind farms, the Company completed the valuation of the acquired assets, resulting in no change to the purchase price allocation previously disclosed. The wind farms are included within the Gas Pipelines, Processing and Energy Services segment.

OTHER DISPOSITION

In May 2015, Enbridge Income Fund sold certain of its crude oil pipeline system assets to an unrelated party for gross proceeds of $26 million. A gain of $22 million was presented within Other income/(expense) on the Consolidated Statements of Earnings.

DISCONTINUED OPERATIONS

In March 2014, the Company completed the sale of certain of its Enbridge Offshore Pipelines assets located within the Stingray corridor to an unrelated third party for cash proceeds of $11 million (US$10 million), subject to working capital adjustments. The gain of $70 million (US$63 million), which resulted from the cash proceeds and the disposition of net liabilities held for sale of $59 million (US$53 million), is presented as Earnings from discontinued operations for the six months ended June 30, 2014. The results of operations, including revenues of $4 million and related cash flows, have also been presented as discontinued operations for the six months ended June 30, 2014. These amounts are included within the Gas Pipelines, Processing and Energy Services segment.